UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 16, 2005
                                                         (August 15, 2005)





                            SPRINT NEXTEL CORPORATION
             (Exact name of registrant as specified in its charter)





          Kansas                        1-04721                 48-0457967
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)




        2001 Edmund Halley Drive, Reston, Virginia           20191
         (Address of principal executive offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code:       (703) 433-4000

______________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On August 15, 2005, Sprint Nextel Corporation ("Sprint Nextel") announced that its board of directors had declared third quarter dividends for Sprint Nextel common stock, that it expects its local telecommunications business (the "New Local Company") to have approximately $7.25 billion of debt when the spin-off of the New Local Company is completed, and that the New Local Company's expected annual cash dividend will be roughly $300 million, as more fully described in the press release filed as Exhibit 99.1, which is incorporated herein by reference.

     On August 16, 2005, Sprint Nextel issued a press release announcing that, in connection with the completion of the merger transaction between Sprint Corporation and Nextel Communications, Inc. ("Nextel") on August 12, 2005, holders of Nextel common stock will receive 1.26750218 shares of Sprint Nextel common stock and $0.84629198 in cash in exchange for each share of Nextel common stock they own, as more fully described in the press release filed as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

               Not required.

          (b) Pro Forma Financial Information.

               Not required.

          (c)  Exhibits.

               The following exhibits are filed with this report:

               Exhibit No.              Exhibit Description

               99.1 Press release, dated August 15, 2005, announcing declaration of third quarter dividends.

               99.2 Press release, dated August 16, 2005, announcing stock and cash consideration for Nextel common stock.







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



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SPRINT NEXTEL CORPORATION


                                   /s/ Michael T. Hyde
                              By:  Michael T. Hyde
                                   Assistant Secretary


Date:  August 16, 2005


















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

                                  EXHIBIT INDEX

Exhibit No.                             Description

99.1 Press release, dated August 15, 2005, announcing declaration of third quarter dividends.

99.2 Press release, dated August 16, 2005, announcing stock and cash consideration for Nextel common stock.























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